EXHIBIT 24

                                   HUBCO, INC.
                                POWER OF ATTORNEY
                                    FORM S-3


         KNOW  ALL MEN BY THESE  PRESENTS,  that  each  person  whose  signature appears below constitutes and appoints Kenneth T. Neilson and D. Lynn Van Borkulo-Nuzzo, as their attorney-in-fact, with power of substitution, for him or her in any and all capacities, to sign any and all amendments (whether pre- or post-effective), to this Registration Statement on Form S-3 of HUBCO, Inc. (SEC file No. _______________) and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



          Signature                                     Title                              Date
                                                     Chairman, President, Chief
                                                   Executive Officer and Director
KENNETH T. NEILSON                                 (Principal Executive Officer)      March 11, 1999
-------------------------------------------
(Kenneth T. Neilson)



ROBERT J. BURKE                                               Director                March 11, 1999
-------------------------------------------
(Robert J. Burke)



DONALD P. CALCAGNINI                                          Director                March 11, 1999
-------------------------------------------
(Donald P. Calcagnini)



                                                              Director                March ___, 1999
-------------------------------------------
(Joan David)



                                                              Director                March ___, 1999
-------------------------------------------
(Noel deCordova, Jr.)



THOMAS R. FARLEY                                              Director                March 11, 1999
-------------------------------------------
(Thomas R. Farley)




-------------------------------------------
(Bryant Malcolm)                                              Director                March ___, 1999



W. PETER McBRIDE                                              Director                March 11, 1999
-------------------------------------------
(W. Peter McBride)



                                                              Director                March ___, 1999
-------------------------------------------
(Charles F.X. Poggi)



DAVID A. ROSOW                                                Director                March 11, 1999
-------------------------------------------
(David A. Rosow)



JAMES E. SCHIERLOH                                           Director                 March 11, 1999
-------------------------------------------
(James E. Schierloh)



                                                              Director                March ___, 1999
-------------------------------------------
(Sister Grace Frances Strauber)



JOHN TATIGIAN                                                 Director                March 11, 1999
-------------------------------------------
(John Tatigian)


                                                    Executive Vice President and
JOSEPH F. HURLEY                                       Chief Financial Offer          March 11, 1999
-------------------------------------------
(Joseph F. Hurley)



RICHARD ALBAN                                                Controller               March 11, 1999
-------------------------------------------
(Richard Alban)
